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                                                                    Exhibit 4.22

                              Waiver and Standstill

     WHEREAS, there has, at no time, been any intention by the undersigned ("Investor"), an investor in securities of Edentify, Inc., a Nevada corporation ("Edentify") to hold Edentify in default, otherwise or by enforcing section 8(a)(ix) of the Senior Secured Convertible Debentures (the "Debentures") that Investor has purchased from Edentify, and

     WHEREAS, Investor has at no time given any indication to Edentify that there was any intention to enforce such section,

     NOW THEREFORE, Investor does hereby, without affirmation of the existence of any default under the Convertible Debentures issued by Edentify, waive any such possible default that could be construed to have existed in respect of each offering or series of offerings of Edentify in which Investor has invested, as well as any payments or liquidated damages directly related thereto (other than as set forth in the Registration Rights Agreement to which Investor and Edentify are parties) and agree that Investor will take no action to create or enforce any default by Edentify arising out of the failure to have a registration statement effective pursuant to Section 8(a)(ix) at any time following the date of this Waiver and Standstill.

Dated: as of September 1, 2006.

Investor:

Bridges & Pipes, LLC


/s/ David Fuchs
-------------------------------------
Title: Principal


Bushido Capital Partners, Ltd.


/s/ Christopher Rossman
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Title: Managing Director


Business Systems Consultants Ltd.


/s/ David Morris
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Title: Director


Falcon International Trading, LLC


/s/ Mary G. Nicolet
-------------------------------------
President


Gamma Opportunity Capital Partners,
L.P. Class A, Class C


/s/ Jonathan P. Knight
-------------------------------------
Title: President/Director


Whalehaven Capital Fund Limited


/s/ Evan Schemenauer
-------------------------------------
Title: CFO


/s/ Deborah Bruno
-------------------------------------


/s/ Thomas DeAngelis
-------------------------------------


/s/ Theresa DeAngelis
-------------------------------------


/s/ Eric DiGiacomo
-------------------------------------


/s/ Frances DiGiacomo
-------------------------------------


/s/ Mark C. Gelnaw
-------------------------------------


/s/ Janis Kalnajs
-------------------------------------


/s/ Nina Kuper
-------------------------------------


/s/ Michael D. LaSalle
-------------------------------------


/s/ Michael H. Rieber
-------------------------------------


/s/ Ralph J. Sutcliffe
-------------------------------------